Financial Instruments and Risk Management	3 Months Ended
Mar. 31, 2022
Financial Instruments and Risk Management [Abstract]
Financial Instruments and Risk Management

17.Financial Instruments

The Company uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:

●	Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities;
●	Level 2: other techniques for which all inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly; and
●	Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

The Company recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

There were no transfers between fair value levels during the period.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2022 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

	Fair Value
	Level 1	Level 2	Level 3	Total
	$’000	$’000	$’000	$’000
Tradeable Alkuri Warrants	4,571	—	—	4,571
Non-tradeable Alkuri Warrants	—	3,145	—	3,145
AlbaCore Warrants	—	—	6,837	6,837
Additional AlbaCore Warrants	—	—	3,418	3,418
	4,571	3,145	10,255	17,971

The tradeable Alkuri Warrants were valued using the instrument’s publicly listed trading price as of the date of the Condensed Consolidated Statement of Financial Position, which is considered to be a Level 1 measurement due to the use of an observable market quote in an active market.

As the non-tradeable Alkuri Warrants have identical terms as the tradeable Alkuri Warrants, the non-tradeable Alkuri Warrants were valued using the tradeable Alkuri Warrants’ publicly listed trading price, which is considered to be a Level 2 fair value measurement due to the use of an observable market quote from a similar instrument in an active market.

The AlbaCore Warrants and Additional AlbaCore Warrants were valued using a Monte Carlo simulation, which is considered to be a Level 3 fair value measurement. The primary unobservable input utilized in determining the fair value of the AlbaCore Warrants and Additional AlbaCore Warrants is the expected volatility of our ordinary shares. The expected volatility of the Company’s ordinary shares was determined using peer group companies. Due to the nominal exercise price of the AlbaCore Warrants and Additional AlbaCore Warrants, changes in volatility would not result in a material change in the fair value of the warrants.

The key inputs into the Monte Carlo simulation model for the AlbaCore Warrants and Additional AlbaCore Warrants were as follows:

	As of	As of
	March 31, 2022	December 31, 2021
Underlying stock price (USD)	$3.89	$5.83
Exercise price (USD)	$0.00004	$0.00004
Volatility	74.1%	71.6%
Remaining term (years)	4.6	4.85
Risk-free rate	2.40%	1.23%